      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 19, 1995


                                                    REGISTRATION NO. 33-58317
                                                                 NO. 33-58317-01
                                                                 NO. 33-58317-02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                                AMENDMENT NO. 5

                                       TO

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

   AMERICAN GENERAL CORPORATION                TEXAS                        74-0483432
                                             DELAWARE                       51-0366269
 AMERICAN GENERAL DELAWARE, L.L.C.                                          51-0366270
 AMERICAN GENERAL CAPITAL, L.L.C.            DELAWARE
 (EXACT NAME OF EACH REGISTRANT AS (STATE OR OTHER JURISDICTION          (I.R.S. EMPLOYER
     SPECIFIED IN ITS CHARTER)                  OF                      IDENTIFICATION NO.)
                                         INCORPORATION OR
                                           ORGANIZATION)
          AMERICAN GENERAL CORPORATION                 AMERICAN GENERAL DELAWARE, L.L.C.
               2929 ALLEN PARKWAY                       AMERICAN GENERAL CAPITAL, L.L.C.
           HOUSTON, TEXAS 77019-2155                        2099 SOUTH DUPONT AVENUE
                 (713) 522-1111                              DOVER, DELAWARE 19901
                                                                 (302) 697-1912

(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF EACH
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                             ---------------------

              JON P. NEWTON, ESQ.                               DAVID C. HUGHES
          AMERICAN GENERAL CORPORATION                     AMERICAN GENERAL DELAWARE
               2929 ALLEN PARKWAY                            MANAGEMENT CORPORATION
           HOUSTON, TEXAS 77019-2155                        2099 SOUTH DUPONT AVENUE
                 (713) 522-1111                              DOVER, DELAWARE 19901
                                                                 (302) 697-1912

 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                   OF AGENT FOR SERVICE FOR EACH REGISTRANT)

                  PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

              SCOTT N. WULFE, ESQ.                            JOHN H. NEWMAN, ESQ.
             VINSON & ELKINS L.L.P.                               BROWN & WOOD
             2300 FIRST CITY TOWER                           ONE WORLD TRADE CENTER
                  1001 FANNIN                               NEW YORK, NEW YORK 10048
              HOUSTON, TEXAS 77002                               (212) 839-5336
                 (713) 758-2222

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: from time to time after the effective date of this registration statement, as determined in light of market conditions.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/
                             ---------------------
     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               EXPLANATORY NOTE


This Amendment is being filed for the sole purpose of filing certain exhibits.

ITEM 16. EXHIBITS

     The following exhibits are filed as a part of this Registration Statement:

       EXHIBIT
        NUMBER                                       DESCRIPTION

        **1(a)     -- Form of Underwriting Agreement (Debt Securities and Warrants to purchase
                      Debt Securities), including forms of Pricing Agreement and Delayed
                      Delivery Contract.
        **1(b)     -- Form of Underwriting Agreement (Common Stock and Warrants to Purchase
                      Common Stock), including forms of Pricing Agreement and Delayed Delivery
                      Contract.
        **1(c)     -- Form of Underwriting Agreement (Preferred Stock and Warrants to Purchase
                      Preferred Stock), including forms of Pricing Agreement and Delayed
                      Delivery Contract.
       ***1(d)     -- Form of Underwriting Agreement (Convertible Preferred Securities).
       ***1(e)     -- Form of Underwriting Agreement (Non-Convertible Preferred Securities).
          4(a)     -- Form of Senior Indenture, dated as of May 15, 1995, between the Company and Chemical Bank, as Trustee. The form or forms of Senior Securities with respect to each particular offering will be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.
          4(b)     -- Form of Senior Subordinated Indenture, dated as of May 15, 1995, between the Company and Chemical Bank, as Trustee. The form or forms of Senior
                      Subordinated Securities with respect to each particular offering will be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.
          4(c)     -- Form of Junior Subordinated Indenture, dated as of May 15, 1995, between the Company and Chemical Bank, as Trustee. Other than as set forth in
                      Exhibits 4(r) and 4(t) below, the form or forms of Junior Subordinated
                      Debentures with respect to each particular offering will be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.
          4(d)     -- Restated Articles of Incorporation of the Company (including Statement of Resolution Establishing Series of Shares of Series A Junior
                      Participating Preferred Stock) (incorporated by reference to Exhibit 4.1 to Registration Statement No. 33-33115 of the Company).
          4(e)     -- Rights Agreement dated as of July 27, 1989 between the Company and Texas
                      Commerce Bank National Association, as Rights Agent, and First Amendment
                      dated as of October 26, 1992 (incorporated by reference to Exhibit 4 to the Company's Quarterly Report on Form 10-Q for the quarter ended June
                      30, 1989, and to Exhibit 19 to the Company's Quarterly Report on Form
                      10-Q for the quarter ended September 30, 1992, respectively).
          4(f)     -- Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the
                      Company's Annual Report on Form 10-K for the fiscal year ended December
                      31, 1993).
        **4(g)     -- Form of Debt Warrant Agreement, including form of Debt Warrant
                      Certificates.
        **4(h)     -- Form of Preferred Stock Warrant Agreement, including form of Preferred
                      Stock Warrant Certificates.
        **4(i)     -- Form of Common Stock Warrant Agreement, including form of Common Stock
                      Warrant Certificates.
       ***4(j)     -- Certificate of Formation of American General Delaware, L.L.C.
          4(k)     -- Form of Amended and Restated Limited Liability Company Agreement of
                      American General Delaware, L.L.C.

       EXHIBIT
        NUMBER                                       DESCRIPTION
       -------                                       -----------
          4(l)     -- Form of the Terms of the Preferred Securities, Series A of American
                      General Delaware, L.L.C.
       ***4(m)     -- Certificate of Formation of American General Capital, L.L.C.
          4(n)     -- Form of Amended and Restated Limited Liability Company Agreement of
                      American General Capital, L.L.C.
          4(o)     -- Form of Statement of Resolution Establishing Series of Shares of Series
                      A Cumulative Convertible Preferred Stock of the Company.
          4(p)     -- Form of Guarantee with respect to Preferred Securities of American
                      General Delaware, L.L.C.
          4(q)     -- Form of Guarantee with respect to Preferred Securities of American
                      General Capital, L.L.C.
          4(r)     -- Form of Resolutions Establishing the Convertible Junior Subordinated
                      Debentures, Series A of the Company.
          4(s)     -- Form of the Terms of the Preferred Securities, Series A of American
                      General Capital, L.L.C.
          4(t)     -- Form of Resolutions Establishing the Subordinated Debentures, Series A
                      of the Company.
       ***4(u)     -- Form of Certificate Evidencing Preferred Securities, Series A of
                      American General Delaware, L.L.C.
       ***4(v)     -- Form of Certificate Evidencing Preferred Securities, Series A of
                      American General Capital, L.L.C.
          5        -- Opinion and Consent of Vinson & Elkins L.L.P.
          8        -- Opinion and Consent of Vinson & Elkins L.L.P. with respect to certain tax matters.
      ***12        -- Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings
                      to Combined Fixed Charges and Preferred Stock Dividends.
         23(a)     -- Consent of Vinson & Elkins L.L.P. (contained in their opinions in
                      Exhibits 5 and 8).
      ***23(b)     -- Consent of Ernst & Young LLP, Independent Auditor.
      ***23(c)     -- Consent of Coopers & Lybrand L.L.P., Independent Accountants.
      ***24        -- Powers of Attorney.
         25(a)     -- Form T-1 Statement of Eligibility of Chemical Bank, as Trustee under the
                      Senior Indenture.
         25(b)     -- Form T-1 Statement of Eligibility of Chemical Bank, as Trustee under the
                      Senior Subordinated Indenture.
         25(c)     -- Form T-1 Statement of Eligibility of Chemical Bank, as Trustee under the
                      Junior Subordinated Indenture.

---------------

** To be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.

*** Previously filed.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AMERICAN GENERAL CORPORATION CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS, ON MAY 19, 1995.


                                          AMERICAN GENERAL CORPORATION
                                          (Registrant)

                                          By:   /s/  AUSTIN P. YOUNG
                                                     Austin P. Young
                                                Senior Vice President and
                                                 Chief Financial Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AMERICAN GENERAL DELAWARE, L.L.C. CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NASHVILLE, STATE OF TENNESSEE, ON MAY 19, 1995.


                                          AMERICAN GENERAL DELAWARE, L.L.C.
                                          (Registrant)

                                          By: American General Delaware
                                              Management
                                              Corporation, as Manager

                                          By:   /s/  KENT E. BARRETT
                                                     Kent E. Barrett
                                               Vice President and Treasurer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AMERICAN GENERAL CAPITAL, L.L.C. CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NASHVILLE, STATE OF TENNESSEE, ON MAY 19, 1995.


                                          AMERICAN GENERAL CAPITAL, L.L.C.
                                          (Registrant)

                                          By: American General Delaware
                                              Management
                                              Corporation, as Manager

                                          By:   /s/  KENT E. BARRETT
                                                     Kent E. Barrett
                                               Vice President and Treasurer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT OR AMENDMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES WITH AMERICAN GENERAL CORPORATION INDICATED ON MAY 19, 1995.


                  SIGNATURE                                          TITLE
---------------------------------------------    ---------------------------------------------

               HAROLD S. HOOK*                   Chairman of the Board, Chief Executive
              (Harold S. Hook)                   Officer and Director (principal executive
                                                 officer)

          /s/  AUSTIN P. YOUNG                   Senior Vice President and Chief Financial
              (Austin P. Young)                  Officer (principal financial officer)

          /s/  PAMELA J. PENNY                   Vice President and Controller (principal
              (Pamela J. Penny)                  accounting officer)

              J. EVANS ATTWELL*                  Director
             (J. Evans Attwell)

              BRADY F. CARRUTH*                  Director
             (Brady F. Carruth)

           W. LIPSCOMB DAVIS, JR.*               Director
          (W. Lipscomb Davis, Jr.)

              ROBERT M. DEVLIN*                  Director
             (Robert M. Devlin)

               LARRY D. HORNER*                  Director
              (Larry D. Horner)

            RICHARD J.V. JOHNSON*                Director
           (Richard J.V. Johnson)

             ROBERT E. SMITTCAMP*                Director
            (Robert E. Smittcamp)

                  SIGNATURE                                          TITLE
---------------------------------------------    ---------------------------------------------

          /s/  JAMES R. TUERFF                   Director
              (James R. Tuerff)

   *By:   /s/  JAMES R. TUERFF
  (James R. Tuerff, Attorney-in-fact)


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT OR AMENDMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES WITH AMERICAN GENERAL DELAWARE MANAGEMENT CORPORATION (AS THE MANAGER OF EACH OF AMERICAN GENERAL DELAWARE, L.L.C. AND AMERICAN GENERAL CAPITAL, L.L.C.) INDICATED ON MAY 19, 1995.


                  SIGNATURE                                          TITLE
---------------------------------------------    ---------------------------------------------

        /s/  JAMES S. D'AGOSTINO                 Chairman and Director (principal executive
            (James S. D'Agostino)                officer)

          /s/  LEO LEBOS, JR.                    President and Director
              (Leo Lebos, Jr.)

          /s/  KENT E. BARRETT                   Vice President, Treasurer and Director
              (Kent E. Barrett)                  (principal financial and accounting officer)

                                 EXHIBIT INDEX

                                                                                      SEQUENTIALLY
       EXHIBIT                                                                         NUMBERED
        NUMBER                                  DESCRIPTION                              PAGE
---------------------- -------------------------------------------------------------  -----------
        **1(a)     -- Form of Underwriting Agreement (Debt Securities and Warrants
                      to purchase Debt Securities), including forms of Pricing
                      Agreement and Delayed Delivery Contract.
        **1(b)     -- Form of Underwriting Agreement (Common Stock and Warrants to
                      Purchase Common Stock), including forms of Pricing Agreement and Delayed Delivery Contract.
        **1(c)     -- Form of Underwriting Agreement (Preferred Stock and Warrants
                      to Purchase Preferred Stock), including forms of Pricing
                      Agreement and Delayed Delivery Contract.
       ***1(d)     -- Form of Underwriting Agreement (Convertible Preferred
                      Securities).
       ***1(e)     -- Form of Underwriting Agreement (Non-Convertible Preferred
                      Securities).
          4(a)     -- Form of Senior Indenture, dated as of May 15, 1995, between the Company and Chemical Bank, as Trustee. The form or forms of Senior Securities with respect to each particular offering will be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.
          4(b)     -- Form of Senior Subordinated Indenture, dated as of May 15,
                      1995, between the Company and Chemical Bank, as Trustee. The form or forms of Senior Subordinated Securities with respect to each particular offering will be filed as an exhibit to a
                      Current Report on Form 8-K and incorporated herein by
                      reference.
          4(c)     -- Form of Junior Subordinated Indenture, dated as of May 15,
                      1995, between the Company and Chemical Bank, as Trustee.
                      Other than as set forth in Exhibits 4(r) and 4(t) below, the form or forms of Junior Subordinated Debentures with respect to each particular offering will be filed as an exhibit to a
                      Current Report on Form 8-K and incorporated herein by
                      reference.
          4(d)     -- Restated Articles of Incorporation of the Company (including
                      Statement of Resolution Establishing Series of Shares of
                      Series A Junior Participating Preferred Stock) (incorporated by reference to Exhibit 4.1 to Registration Statement No.
                      33-33115 of the Company).
          4(e)     -- Rights Agreement dated as of July 27, 1989 between the
                      Company and Texas Commerce Bank National Association, as
                      Rights Agent, and First Amendment dated as of October 26,
                      1992 (incorporated by reference to Exhibit 4 to the Company's
                      Quarterly Report on Form 10-Q for the quarter ended June 30,
                      1989, and to Exhibit 19 to the Company's Quarterly Report on
                      Form 10-Q for the quarter ended September 30, 1992,
                      respectively).
          4(f)     -- Bylaws of the Company (incorporated by reference to Exhibit
                      3.2 to the Company's Annual Report on Form 10-K for the
                      fiscal year ended December 31, 1993).
        **4(g)     -- Form of Debt Warrant Agreement, including form of Debt
                      Warrant Certificates.
        **4(h)     -- Form of Preferred Stock Warrant Agreement, including form of
                      Preferred Stock Warrant Certificates.

                                                                                      SEQUENTIALLY
       EXHIBIT                                                                         NUMBERED
        NUMBER                                  DESCRIPTION                              PAGE
---------------------- -------------------------------------------------------------  -----------
        **4(i)      -- Form of Common Stock Warrant Agreement, including form of
                       Common Stock Warrant Certificates.
       ***4(j)      -- Certificate of Formation of American General Delaware, L.L.C.
          4(k)      -- Form of Amended and Restated Limited Liability Company
                       Agreement of American General Delaware, L.L.C.
          4(l)      -- Form of the Terms of the Preferred Securities, Series A of
                       American General Delaware, L.L.C.
       ***4(m)      -- Certificate of Formation of American General Capital, L.L.C.
          4(n)      -- Form of Amended and Restated Limited Liability Company
                       Agreement of American General Capital, L.L.C.
          4(o)      -- Form of Statement of Resolution Establishing Series of Shares
                       of Series A Cumulative Convertible Preferred Stock of the
                       Company.
          4(p)      -- Form of Guarantee with respect to Preferred Securities of
                       American General Delaware, L.L.C.
          4(q)      -- Form of Guarantee with respect to Preferred Securities of
                       American General Capital, L.L.C.
          4(r)      -- Form of Resolutions Establishing the Convertible Junior
                       Subordinated Debentures, Series A of the Company.
          4(s)      -- Form of the Terms of the Preferred Securities, Series A of
                       American General Capital, L.L.C.
          4(t)      -- Form of Resolutions Establishing the Subordinated Debentures,
                       Series A of the Company.
       ***4(u)      -- Form of Certificate Representing Preferred Securities, Series
                       A of American General Delaware, L.L.C.
       ***4(v)      -- Form of Certificate Representing Preferred Securities, Series
                       A of American General Capital, L.L.C.
          5         -- Opinion and Consent of Vinson & Elkins L.L.P.
          8         -- Opinion and Consent of Vinson & Elkins L.L.P. with respect to certain tax matters.
      ***12         -- Computation of Ratio of Earnings to Fixed Charges and Ratio
                       of Earnings to Combined Fixed Charges and Preferred Stock
                       Dividends.
         23(a)      -- Consent of Vinson & Elkins L.L.P. (contained in their
                       opinions in Exhibits 5 and 8).
      ***23(b)      -- Consent of Ernst & Young LLP, Independent Auditor.
      ***23(c)      -- Consent of Coopers & Lybrand L.L.P., Independent Accountants.
      ***24         -- Powers of Attorney.
         25(a)      -- Form T-1 Statement of Eligibility of Chemical Bank, as
                       Trustee under the Senior Indenture.
         25(b)      -- Form T-1 Statement of Eligibility of Chemical Bank, as
                       Trustee under the Senior Subordinated Indenture.
         25(c)      -- Form T-1 Statement of Eligibility of Chemical Bank, as
                       Trustee under the Junior Subordinated Indenture.


---------------


 ** To be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.


*** Previously filed.